SMEAD INTERNATIONAL VALUE FUND

Trading Symbol: Investor Class Shares (SVXLX)

Class A Shares (SVXAX)

Class C Shares (SVXCX)

Class I1 Shares (SVXFX)

Class I2 Shares (SVXIX)

Class Y Shares (SVXYX)

Summary Prospectus

March 30, 2024

Before you invest, you may want to review the Smead Funds’ prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://smeadcap.com/smead-international-value-fund/. You may also obtain this information at no cost by calling 877-807-4122. The Smead Funds’ prospectus and statement of additional information, both dated March 30, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective. The investment objective of the Smead International Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts and waivers is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 29 of the Smead Funds’ Statutory Prospectus, under “Exhibit A – Sales Charge Waivers” beginning on page 56 of the Smead Funds’ Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 38 of the Smead Funds’ Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)(1)	None	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Rule 12b-1 Fees	0.25%	0.25%	0.75%	None	None	None
Shareholder Servicing Fee	None	0.17%	0.25%	0.15%	0.10%	None
Other Expenses	0.50%	0.54%	0.60%	0.54%	0.50%	0.56%
Total Annual Fund Operating Expenses(2)	1.50%	1.71%	2.35%	1.44%	1.35%	1.31%
Less: Fee Waiver/Expense Reimbursement(3)	(0.25)%	(0.29)%	(0.35)%	(0.29)%	(0.25)%	(0.31)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.25%	1.42%	2.00%	1.15%	1.10%	1.00%
(1)

A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to Class A purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A CDSC of 1.00% also applies on redemptions of Class C shares within 12 months of purchase.

(2)

Total Annual Fund Operating Expenses (before fee waivers/expense reimbursements) may not correlate to the ratio of expenses to average net assets (before waivers and recoupment of expenses) as reported in the “Financial Highlights” section of this Prospectus because the financial highlights reflect actual shareholder servicing fees incurred by the Fund for each share class and this fee table reflects the shareholder servicing fee currently authorized by the Fund for each share class.

(3)

Smead Capital Management, Inc. (the “Adviser”) has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Operating Expenses (excluding any taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% for Investor Class shares, 1.42% for Class A shares, 2.00% for Class C shares, 1.15% for Class I1 shares, 1.10% for Class I2 shares and 1.00% for Class Y shares through March 31, 2025. The Adviser is permitted to recoup management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause the Fund’s total expense ratio (taking into account the recoupment) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2025, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class shares
(if you redeem your shares)	$127	$450	$795	$1,769
(if you did not redeem your shares)	$127	$450	$795	$1,769
Class A shares
(if you redeem your shares)	$711	$1,056	$1,424	$2,456
(if you did not redeem your shares)	$711	$1,056	$1,424	$2,456
Class C shares
(if you redeem your shares)	$203	$700	$1,224	$2,659
(if you did not redeem your shares)	$203	$700	$1,224	$2,659
Class I1 shares
(if you redeem your shares)	$117	$427	$759	$1,699
(if you did not redeem your shares)	$117	$427	$759	$1,699
Class I2 shares
(if you redeem your shares)	$112	$403	$715	$1,602
(if you did not redeem your shares)	$112	$403	$715	$1,602
Class Y shares
(if you redeem your shares)	$102	$385	$688	$1,552
(if you did not redeem your shares)	$102	$385	$688	$1,552

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.26% of the average value of its portfolio.

Principal Investment Strategies. Under normal market circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the stock of non-U.S. companies. To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in the common stocks of primarily large capitalization (“large-cap”) non-U.S. companies, in developed countries. The Fund considers large-cap companies to be those publicly traded companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. For purposes of the Fund’s investments, “non-U.S. companies” means those securities issued by companies whose primary listing is on a non-U.S. exchange or companies that are U.S.-listed and derive a majority of their revenue from products, investment or services outside the U.S. The Fund may also invest in convertible securities, consisting primarily of warrants that are convertible into or exchangeable for equity securities. A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.

The Fund may invest significantly (more than 10% of its net asset value) in Canada, Germany, Italy and the United Kingdom.

The Fund may also invest in mid-cap and small-cap companies. The Fund considers mid-cap companies to be those publicly traded companies with capitalizations from $3 billion to $5 billion. The Fund considers small-cap companies to be those publicly traded companies with capitalizations from $1 billion to $3 billion.

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non-essential by consumers), financials (financial services provided to retail and commercial customers), media (music production and telecom services), materials (mining and metals, chemicals and forest products), energy (services related to the production and supply of energy) and real estate (services related to real estate development and leasing).

The Adviser selects the Fund’s investments by screening non-U.S. companies using the following eight criteria:

Required over entire holding period:

•	products or services that meet a clear economic need;
•	strong competitive advantage (barriers to entry);
•	long history of profitability and strong metrics;
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

The Fund’s portfolio is built around high-quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

Principal Risks.  Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•

Foreign Securities Risk. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and the imposition of foreign withholding taxes.

•

Currency Risk. The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies.

•

Foreign Tax Risk. Investing in foreign countries present risks that the Fund or its investments may be subject to taxes that may adversely affect the Fund’s investment performance. Such taxes may be imposed suddenly or in an unpredictable manner, or pursuant to new interpretations. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the Fund’s income.

•

Geographic Risk. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•

Europe and United Kingdom Risk. The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. The UK withdrew from the EU on January 31, 2020 following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade deal that was entered into force on May 1, 2021, certain post-EU arrangements remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

•

Canadian Risk. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent upon trading with its key partners, including the United States. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•

Non-Diversification Risk. The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•

Value Style Risk. Undervalued stocks may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

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Convertible Securities Risk. The risks associated with an investment in warrants, which are a form of convertible security, include the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised.

•

Sector Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Media Sector Risk. The media sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

Materials Sector Risk. The materials sector is subject to changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.

Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

•

General Market Risk; Recent Market Events. The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility. Under these circumstances, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non-U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
•

Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time.

•

Mid-Capitalization and Small-Capitalization Companies Risk. Small-capitalization and medium-capitalization companies are often more volatile and less liquid than larger companies. Securities of these companies may be subject to greater and more abrupt price fluctuations and may be more susceptible to market pressures and business failures. Stocks of small- and medium-sized companies may underperform the stocks of larger companies as an asset class.

•

Correlation Risk. U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. Thus, investing in both U.S.-listed securities (albeit for companies that derive a majority of their revenue from products, investment or services outside the U.S.) and non-U.S. listed securities may lower the portfolio volatility of the Fund. Sometimes, however, global events will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the benefit of such diversification.

•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.
•

Volatility Risk. The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

•

Trading Suspensions Risk. The United States, other governments, and U.S. and non-U.S. securities exchanges retain the right to suspend or limit trading in securities. Such a suspension might render it impossible for the Adviser to liquidate certain positions promptly and, accordingly, could expose the Fund to losses.

•

Access to Information Risk. The Adviser, particularly in the context of international stocks, is not in a position to confirm the completeness, genuineness or accuracy of the information and data it considers in making investment decisions, and in some cases, complete and accurate information is not available because certain information may be considered proprietary or otherwise confidential. These difficulties make it more difficult for investments to be evaluated and for the value of securities to be accurately determined.

•

Cybersecurity Risk. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

•

Tax Risk. The Fund is the successor to the portfolio of the Smead International Value Fund LP, a Delaware Limited Partnership (the “International Value Predecessor Fund”), and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the International Value Predecessor Fund. Accordingly, shareholders should be aware that as the Fund sells portfolio securities that were acquired from the International Value Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. As a result, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the International Value Predecessor Fund.

Performance. The Fund commenced operations as a mutual fund on January 12, 2022. The Fund succeeded to substantially all of the assets and liabilities of the International Value Predecessor Fund, in exchange solely for Class I1 shares of the Fund, on January 11, 2022 (the “Reorganization”). Smead Private Fund Advisers, LLC, an affiliate of the Adviser, was the General Partner for the International Value Predecessor Fund since its inception on January 12, 2015. The International Value Predecessor Fund was managed by the same individuals who currently serve as the Fund’s portfolio managers. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the International Value Predecessor Fund. Prior to the Reorganization, the International Value Predecessor Fund was an unregistered entity that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result, the International Value Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, might have adversely affected the performance of the International Value Predecessor Fund. The International Value Predecessor Fund used a unitized net asset value (NAV) method to compute the performance on a net return-basis which is different from the Securities and Exchange Commission (the “SEC”) standard formula for calculating performance. For periods prior to date of the Reorganization, the performance of each share class presented below represents the performance of the International Value Predecessor Fund as a whole, restated to account for sales charges, distribution (12b-1) fees) and/or shareholder servicing fees applicable to each share class (if any). For periods on and after the date of the Reorganization, the performance of each share class represents the actual performance of each such share class of the Fund. Please note that the bar charts and the best and worst performance quarters shown below do not reflect sales charges applicable to certain classes of Fund shares. Returns of different Fund share classes will differ depending on the sales charges, distribution (12b-1) fees) and/or shareholder servicing fees applicable to each class (if any). Fees and expenses of Class I1 shares are lower than those of Investor Class shares, Class A shares and Class C shares. As a result, the performance for the Investor Class shares, Class A shares and Class C shares would be lower than the performance shown for Class I1 shares. For the remaining two share classes – Class 12 and Class Y – because the fees and expenses for these share classes are lower than those of the Class I1 shares, the performance for the Class 12 and Class Y shares would be higher than the performance shown for Class I1.

The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-international-value-fund/ or by calling the Fund toll-free at 877-807-4122.

Class I1 Shares

Calendar Year Returns as of December 31, 2023

The calendar year-to-date return for the Class I1 shares of the Fund as of December 31, 2023 was 15.32%. During the period shown in the bar chart, the best performance for a quarter was 35.40% (for the quarter ended December 31, 2020) and the worst performance was -38.99% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2023)
	One Year	Five Years	Since Inception(1)
Class I1 Shares
Return Before Taxes	15.32%	17.12%	9.27%
Return After Taxes on Distributions(2)	14.96%	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares(2)	9.71%	N/A	N/A
Investor Class Shares
Return Before Taxes	15.23%	16.99%	9.13%
Class A Shares
Return Before Taxes	8.41%	15.43%	8.25%
Class C Shares
Return Before Taxes	14.36%	16.14%	8.34%
Class I2 Shares
Return Before Taxes(3)	15.42%	17.16%	9.30%
Class Y Shares
Return Before Taxes	15.49%	17.28%	9.41%
MSCI EAFE (Net) Index (reflects no deduction for fees, expenses or taxes)	18.24%	8.16%	5.64%
MSCI ACWI ex-USA (Net) Index (reflects no deduction for fees, expenses or taxes)	15.62%	7.08%	4.98%

(1)	The since inception date is that of the International Value Predecessor Fund, which commenced operations on January 12, 2015.

(2)

Prior to the Reorganization, the International Value Predecessor Fund was an unregistered entity that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the International Value Predecessor Fund is unable to show after-tax returns for periods prior to the Reorganization.

(3)

As of the date of this Prospectus, the Class I2 shares have not commenced operation. The performance shown for this share class has been created using the performance of Investor Class shares, adjusted to reflect Class I2 expenses.

After-tax returns are shown for Class I1 shares only for periods after the Reorganization, and will vary for the other shares classes. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRA”).

In certain instances, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures because the sale of Fund shares gives rise to an assumed tax benefit that increases the after-tax return.

Management

Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers. Cole W. Smead, CFA®, Chief Executive Officer and President of the Adviser, is the lead portfolio manager of the Fund since its inception on January 12, 2022. William W. Smead, Chief Investment Officer of the Adviser, is the co-portfolio manager of the Fund since its inception on January 12, 2022.

Purchase and Sale of Fund Shares. You may purchase or redeem shares on any business day by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail)), or by telephone at 877-807-4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class I2 shares	$1,000,000	*
Class Y shares	$10,000,000	*

Subsequent Investments

Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non-National Securities Clearing Corporation (NSCC) purchases).

Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.